UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

SUMMIT HOTEL PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35074	27-2962512
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

13215 Bee Cave Parkway, Suite B-300
Austin, TX  78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INN	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Summit Hotel Properties, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 93,766,794 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 86.18% of the outstanding shares of common stock on March 6, 2026, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect eight directors to the Company’s Board of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Bjorn R. L. Hanson	85,420,896	1,488,545	20,766	6,836,587
Jeffrey W. Jones	86,577,158	327,989	25,060	6,836,587
Kenneth J. Kay	86,400,029	505,118	25,060	6,836,587
Mehulkumar B. Patel	85,161,462	1,758,097	10,648	6,836,587
Amina Belouizdad Porter	85,927,871	972,445	29,891	6,836,587
Jonathan P. Stanner	86,578,936	330,504	20,767	6,836,587
Thomas W. Storey	85,715,241	1,189,905	25,061	6,836,587
Hope S. Taitz	84,046,485	2,582,862	300,860	6,836,587

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the Company’s 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Proposal 2: To ratify the appointment of Ernst & Young LLP.

For	Against	Abstain	Broker Non-Votes
93,403,656	344,623	18,515	—

At the Annual Meeting, stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3: To approve an advisory (non-binding) resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
86,318,666	595,598	15,943	6,836,587

At the Annual Meeting, stockholders approved, on an advisory (non-binding) basis, a resolution approving the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

Date: May 21, 2026	By:	/s/ Christopher R. Eng
Christopher R. Eng Executive Vice President, General Counsel, Chief Risk Officer and Secretary